UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 26, 2005
                                                --------------------------------

                             Tompkins Trustco, Inc.
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             (Exact name of registrant as specified in its charter)


            New York                   1-12709                 16-1482357
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  (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)            File Number)          Identification No.)


The Commons, PO Box 460, Ithaca, New York                          14851
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        (Address of Principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code  (607) 273-3210
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On January 26, 2005, the Company issued a press release announcing its earnings for the calendar quarter ended December 31, 2004. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.


Item 8.01  Other Events

     On January 26, 2005, the Company issued a press release announcing that on January 25, 2005, its Board of Directors approved payment of a regular quarterly cash dividend of $0.30 per share, payable on February 15, 2005, to common shareholders of record on February 4, 2005. The Board also approved the payment of a 10% stock dividend payable on February 15, 2005, to common shareholders of record on February 4, 2005. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

     99.1           Press Release of Tompkins Trustco, Inc. dated January 26,
                    2005
     99.2           Press Release of Tompkins Trustco, Inc. dated January 26,
                    2005



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  TOMPKINS TRUSTCO, INC.


Date:  January 26, 2005                           By: /s/ James J. Byrnes
                                                      ----------------------
                                                      James J. Byrnes
                                                      Chairman and CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER         EXHIBIT DESCRIPTION                                    PAGE
------         -------------------                                    ----

99.1           Press Release of Tompkins Trustco, Inc. dated
               January 26, 2005

99.2           Press Release of Tompkins Trustco, Inc. dated
               January 26, 2005